STOCKHOLDER ENGAGEMENT 1 Baxter International Inc. July 2023 Exhibit 99.1

SAF E H AR B O R S TAT E M E N T 2Baxter International This presentation includes forward-looking statements concerning the company’s financial results, business development and regulatory activities (including anticipated benefits and estimated timing) and Baxter’s 2030 Corporate Responsibility Commitment and goals. These forward-looking statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: the company’s ability to execute and complete strategic initiatives, asset dispositions and other transactions, including the proposed spinoff of the company’s Renal Care and Acute Therapies product categories; the company’s plans to simplify the company’s operating model and manufacturing footprint and the company’s review of strategic alternatives (including the proposed sale for the company’s BioPharma Solutions product category), the timing for such transactions, the ability to satisfy any applicable conditions and the expected proceeds, consideration and benefits; failure to accurately forecast or achieve the company’s short- and long-term financial improvement performance and goals (including with respect to the company’s strategic actions); the company’s ability to execute on its capital allocation plans, including the company’s debt repayment plans, the timing and amount of any dividends, share repurchases and acquisition proceeds and the capital structure of the public company that the company expects to form as a result of the proposed spinoff (and the resulting capital structure for the remaining company); the impact of global economic conditions (including, among other things, inflation levels, interest rates, financial market volatility, banking crises, the potential for a recession, the ongoing war in Ukraine, the related economic sanctions being imposed globally in response to the conflict and potential trade wars) and continuing public health crises, pandemics and epidemics, such as the ongoing COVID-19 pandemic, or the anticipation of any of the foregoing, on the company’s operations and on the company’s employees, customers and suppliers, including foreign governments in countries in which the company operates; downgrades to the company’s credit ratings or ratings outlooks, and the related impact on the company’s funding costs and liquidity; demand for and market acceptance risks for and competitive pressures related to new and existing products (including challenges with the company’s ability to accurately predict changing consumer preferences and future expenditures, which has led to and may continue to lead to increased inventory levels, and needs and advances in technology and the resulting impact on customer inventory levels and the impact of reduced hospital admission rates and elective surgery volumes), and the impact of those products on quality and patient safety concerns; the continuity, availability and pricing of acceptable raw materials and component parts (and the company’s ability to pass some or all of these costs to the company’s customers through recent price increases or otherwise), and the related continuity of the company’s manufacturing and distribution and those of the company’s suppliers; inability to create additional production capacity in a timely manner or the occurrence of other manufacturing, sterilization or supply difficulties (including as a result of natural disaster, public health crises and epidemics/pandemics, regulatory actions or otherwise); product development risks, including satisfactory clinical performance and obtaining and maintaining required regulatory approvals (including as a result of evolving regulatory requirements), the ability to manufacture at appropriate scale, and the general unpredictability associated with the product development cycle; the company’s ability to finance and develop new products or enhancements on commercially acceptable terms or at all; loss of key employees, the occurrence of labor disruptions or the inability to identify and recruit new employees; product quality or patient safety issues leading to product recalls, withdrawals, launch delays, warning letters, import bans, sanctions, seizures, litigation, or declining sales, including the focus on evaluating product portfolios for the potential presence or formation of nitrosamines; breaches or failures of the company’s information technology systems or products, including by cyber-attack, data leakage, unauthorized access or theft (as a result of remote working arrangements or otherwise); future actions of (or failures to act or delays in acting by) FDA, the European Medicines Agency or any other regulatory body or government authority (including the SEC, Department of Justice, the Federal Trade Commission, Centers for Medicare & Medicaid Services or the Attorney General of any State) that could delay, limit or suspend product development, manufacturing, sale or reimbursement or result in seizures, recalls, injunctions, monetary sanctions or criminal or civil liabilities, including the continued delay in lifting the warning letter at the company’s Ahmedabad facility; failures with respect to the company’s quality, compliance or ethics programs; future actions of third parties, including third-party payers and the company’s customers and distributors (including group purchasing organizations and integrated delivery networks), the impact of healthcare reform and its implementation, suspension, repeal, replacement, amendment, modification and other similar actions undertaken by the United States or foreign governments; the outcome of pending or future litigation, including the opioid, ethylene oxide and Linet antitrust litigation or other claims; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; global regulatory, trade and tax policies (including with respect to climate change and other sustainability matters); the ability to protect or enforce the company’s owned or in-licensed patent or other proprietary rights (including trademarks, copyrights, trade secrets and know-how) or patents of third parties preventing or restricting the company’s manufacture, sale or use of affected products or technology; the impact of any goodwill or other intangible asset impairments on the company’s operating results; fluctuations in foreign exchange and interest rates; any changes in law concerning the taxation of income (whether with respect to current or future tax reform); actions by tax authorities in connection with ongoing tax audits; and other risks identified in Baxter’s most recent filings on Form 10-K and Form 10-Q and other SEC filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements unless otherwise required by the federal securities laws.

B AXT E R P RO F I L E 1 3Baxter International $15.1B FY 2022 Global Revenue2 Renal Care $3,748M Medication Delivery $2,886M Pharmaceuticals $2,126M Clinical Nutrition $931M Advanced Surgery $998M Acute Therapies $701M BioPharma Solutions $644M Patient Support Systems $1,487M Front Line Care $1,148M Surgical Solutions $304M FY 2022 Revenue3 Americas 44% EMEA 19% Asia Pacific 17% Hillrom 19% ~60,000 Employees 350M+ Patients Annually Products in 100+ Countries 1Sales and related figures represent FY 2022. Employee, patients and geographic availability of Baxter products counts on this slide as of December 31, 2022. 2FY 2022 Global Revenue may not sum to 100% due to rounding. 3Other Revenue $140M.

PROPOSED SPIN SHOULD POSITION BOTH BUSINESSES TO DRIVE ENHANCED VALUE THROUGH INNOVATION

- Greater focus, flexibility in R&D investment
- Maintain agility to address evolving patient, provider needs
- Accelerate emphasis on device connectivity, communication
- Address global shift to home, alternate sites of care

Baxter

Baxter International | 4

5 Business Overview > Leading global medical technology company fundamentally focused on medically essential products and transformative innovation to advance our Mission to Save and Sustain Lives > Accelerating our enterprise-wide transformation and positioning for growth with the proposed spinoff of our Renal Care and Acute Therapies businesses, and pending divestiture of BioPharma Solutions business > Working to implement simplified operating model and improved operational efficiencies Board of Directors > Continued focus on refreshment and diversity led to the appointment of three new independent directors since 2022 – William (Bill) Ampofo, Brent Shafer, and Peter Wilver – as well as the appointment of Brent Shafer as the new Lead Independent Director > Ongoing commitment to achieving a diverse and inclusive Board, now with 36% women directors and 27% ethnically/racially diverse directors, and to ensuring director skill sets continue to align with the evolving strategic direction of the business Stockholder Outreach > Engagement with stockholders remains a key focus for Baxter and an important part of the Board’s longstanding commitment to furthering sound and effective corporate governance practices > In response to stockholder feedback over the last few years, the Board took action to permit stockholders to act by written consent and to reduce the special meeting threshold from 25% to 15%. The Board amended its Corporate Governance Guidelines to reduce the maximum number of boards a director may serve on to two for directors who are employed full time or to four for all other directors Executive Compensation > Recent performance-based pay outcomes under the 2022 MICP and PSU payouts for performance periods ending in 2022 demonstrate continued strong alignment between executive pay and performance > Have made enhancements to our compensation program for 2023 to better align with peer group market practices, further support the company’s rewards philosophy, and recognize the challenges related to the current macro environment Corporate Responsibility > Driven by our commitments as a corporate citizen across three pillars: Empower our Patients; Protect our Planet; and Champion our People and Communities > Planning to report against the Task Force on Climate-Related Disclosures (TCFD) framework starting later this year as a part of our ESG reporting transparency > In 2022, continued to make progress toward Baxter’s 2030 Corporate Responsibility Goals and, working with an external partner, conducted a new “materiality assessment”1 to help ensure Baxter’s focus fully reflects the company following the Hillrom acquisition2 E XE C U T IV E S U M M ARY 1As used in this presentation, "material" and "materiality" are not intended to have the same definition as used for financial and SEC reporting. Instead, they refer to environmental, social and economic topics that may be significant to our stakeholders and to the company, which we use to inform our corporate responsibility strategy, priorities and goals, and reporting. 2These goals are subject to adjustment in connection with completion of our various strategic initiatives, including the proposed spinoff. Baxter International

STRATEGIC ACTIONS TO HELP ENHANCE OPERATIONAL EFFECTIVENESS AND DRIVE FURTHER LONG-TERM STOCKHOLDER VALUE

Baxter

Healthcare leader focused on providing an array of medical products and services across the care continuum

- Medical Products and Therapies
- Healthcare Systems and Technologies
- Pharmaceuticals

KidneyCo[1]

Global innovator in kidney care delivering value for patients throughout their therapeutic journeys

- Renal Care
- Acute Therapies

Simplified operating model at Baxter expected to enable greater strategic clarity and faster decision making, and improve end-to-end operational efficiencies

- Pending sale of BioPharma Solutions business

Positioning both businesses for accelerated growth as global medical technology leaders

[1]Name of spinoff company to be determined.

Baxter Baxter International | 6

INDUSTRY LEADING PERFORMANCE: OPERATIONAL EXCELLENCE

Optimizing Manufacturing, Supply Chain to Enhance Network Efficiencies

Manufacturing footprint network optimization

> Sites being streamlined, mapped directly to each new global business segment

> Ongoing rationalization of manufacturing and distribution network

> Disentanglement of KidneyCo operations initiated

Focus on enhancing operations

> Automation (e.g., automated filling, pouching and set assembly)

> Upstream and downstream integration (e.g., molding and extrusion)

> Inventory optimization

> Analytics (advanced planning tools, control tower, predictive analytics)



Baxter

Baxter International | 7

HIGHLY EXPERIENCED AND QUALIFIED BOARD OVERSEEING EXECUTION AND BUSINESS TRANSFORMATION

Since 2022, three new world-class independent directors have joined our Board



José (Joe) E. Almeida
Chairman, President and Chief Executive Officer
Former Chairman, President & CEO, Covidien



Michael F. Mahoney
Chairman, President and CEO, Boston Scientific Corporation
Committee: CHC



Stephen N. Oesterle, M.D.
Healthcare industry consultant, Former SVP, Medicine & Technology, Medtronic
Committees: NCGPP, QCT*



Brent Shafer — *Joined in 2022; Lead Independent Director since 2023*
Former Chairman and CEO, Cerner Corporation
Committees: AC, NCGPP



Amy A. Wendell
Former SVP, Strategy and Business Development and Licensing, Covidien
Committees: CHC, QCT



Peter M. Wilver — *Joined in 2022*
Former Executive VP and Chief Administrative Officer, Thermo Fisher Scientific
Committees: A*, CHC



William (Bill) Ampofo — *Joined in 2023*
VP, Parts and Distribution Services Business and Supply Chain, Boeing
Committee: QCT



Patricia B. Morrison
Former Executive VP, Customer Support Services & CIO, Cardinal Health
Committees: AC, NCGPP



Nancy M. Schlichting
Former President and CEO, Henry Ford Health System
Committees: CHC*, QCT



Cathy R. Smith
Former Chief Financial Officer, Nordstrom
Committees: AC, NCGPP*



David S. Wilkes, M.D.
Dean Emeritus of the University of Virginia School of Medicine
Committees: NCGPP, QCT

Key
AC = Audit Committee; CHC = Compensation and Human Capital Committee; NCGPP = Nominating, Corporate Governance & Public Policy Committee; QCT = Quality, Compliance & Technology Committee; * denotes committee chair

Board's Diverse Perspectives

Gender Diversity


36%
Women
Women
Men

Ethnic/Racial Diversity


27%
Diverse
Ethnically/Racially Diverse
Other

Board's Independence and Refreshment

10 out of 11 Independent Directors

3.5 Years of Average Tenure

[1]As of June 29, 2023.

Baxter

Baxter International | 8

EXTENSIVE STOCKHOLDER ENGAGEMENT PROGRAM

Our Board, along with our Investor Relations team and other select members of the management team, is **committed to engaging in constructive dialogue with stockholders** on corporate governance, executive compensation, corporate responsibility, and other matters of importance including our 2030 Corporate Responsibility Commitment and Goals

Stockholders' priorities, perspectives, and feedback are carefully reviewed and incorporated into the Board's decision-making process when overseeing our strategy, formulating governance practices and designing or evaluating compensation programs

Held extensive discussions with stockholders to better understand their perspectives on a variety of relevant topics, including:

- Company strategy and performance
- Board oversight of risk and capital allocation decisions
- Ongoing Hillrom integration
- Board composition, structure and refreshment
- Shareholder rights
- Succession planning
- Executive compensation
- Corporate responsibility matters (including the company's progress towards its 2030 Corporate Responsibility Commitment and Goals)

Robust Engagement Year-Round 2022 Outreach Statistics[1]

Proactively reached out to:


~50%
of outstanding shares

Former directors Thomas Chen and Albert Stroucken, and select members of management met with:


~40%
of outstanding shares

[1]Calculated based on shares outstanding as of December 31, 2022.

Baxter

Baxter International | 9

EXECUTIVE COMPENSATION ALIGNED WITH STRATEGIC PRIORITIES

Pay Element	Objectives
Base Salary	▪ Provides a base level of competitive compensation ▪ Used to attract and retain executive talent
Annual Incentive	▪ Motivates and rewards executives for company and individual performance against annually established financial targets and individual objectives, including ESG goals ▪ ESG metrics are incorporated through application of individual performance assessment measured under three categories: Patient Safety and Quality (40%), Best Place to Work (30%) and Growth Through Innovation (30%) ▪ For 2022, financial targets included Adjusted Net Sales (50%), Adjusted EPS (25%) and Free Cash Flow (25%)
Restricted Stock Units (RSUs)	▪ Motivates and rewards executives consistent with the company's long-term objectives and promotes retention ▪ Provides a retentive value that is wholly dependent on stockholder value over the vesting period
Stock Options	▪ Motivates and rewards executives consistent with the company's long-term objectives and increasing stockholder value, including direct alignment with the company's stock price performance over the exercise period
Performance Share Units (PSUs)	▪ Motivates and rewards executives for company performance against financial targets and incorporates an assessment of the executive's past performance and future potential ▪ Recognizes that a portion of an executive's equity awards should be completely "at-risk," measured over the three-year performance period ▪ For 2022, performance metrics included relative TSR[1], Adjusted ROIC, and Adjusted Net Sales CAGR (equally weighted at 33-1/3%) o In the event TSR is negative during the three-year performance period, the maximum PSU payout is capped at 100% of target

CEO Pay Mix (2022)


9%
15%
19%
19%
38%
91%
Variable/
"At-Risk"
Salary
Target Cash Bonus
Target RSUs
Target Stock Options
Target PSUs

Baxter

[1]For PSUs made under the 2022 annual LTI grant with a 2022-2024 performance cycle, the peer group used to measure relative TSR performance changed from the Dow Jones Medical Equipment Index to the S&P 500 Healthcare Equipment and Services Index.

Baxter International | 10

COMMITMENT TO STRENGTHENING PAY-FOR-PERFORMANCE ALIGNMENT AND EXECUTIVE COMPENSATION PROGRAM

2020–2022 Pay-for-Performance Alignment

CEO Target Compensation vs. Realizable Pay[1]



$44,335
$17,000
$14,250
$2,750
$6,435
$3,900
$19,008
$10,401
$1,667
$3,041
$3,900
Target Compensation
Realizable Pay
Salary
Annual Incentive
RSUs
Stock Options
PSUs

CEO 2020-2022 aggregate Realizable Pay was 43% of the intended aggregate Target Compensation for 2020-2022

2023 Executive Compensation Program Changes

- For the 2023 annual incentive plan, the following design changes have been implemented to better align to peer group market practice, further support Baxter's rewards philosophy, and recognize the challenges related to setting targets in the current macro environment:
  - The Mid-Point between Target and Maximum for each metric has been removed. Beginning in 2023, performance and payout for Adjusted Net Sales, Adjusted EPS and Free Cash Flow will be measured linearly between Target and Maximum
  - The Free Cash Flow performance range has been widened to a range of 80% at Threshold and 120% at Maximum

[1]All values shown in graph are calculated in thousands of US dollars. For more information on the calculation of Realizable Pay, see the "Realizable Pay" section of the company's 2022 proxy statement.

Baxter

Baxter International | 11

2030 CORPORATE RESPONSIBILITY GOALS

PILLARS		GOALS	PERFORMANCE
EMPOWER OUR PATIENTS	Reach More Underserved Kidney Patients	Double the number of patients reached in underserved markets* through our peritoneal dialysis (PD) portfolio. **Countries outside of the United States, Canada, Western Europe, Japan, Korea, Australia and New Zealand. (Baseline: 198,000 patients in 2020)*	In 2022, we reached 204,000 patients in underserved markets through our PD portfolio. Given the number of barriers to care in these markets, we are taking a staged approach—beginning with awareness and education—that we intend to accelerate in future years
	Consistently Improve Manufacturing Capabilities	Achieve a 10% year-over-year improvement in manufacturing process capability for prioritized products.* **As measured by the year-over-year decrease in defect rate until each product's process capability goal is met. (Baseline year: 2021)*	In 2022, we exceeded our goal with a 16.4% improvement** compared with 2021 for our priority area of reducing the rate of leaks for sterilized solutions and sets. ***Based on the eight sites fully active in the program during the reporting period; additional facilities have since been onboarded to the program.*
PROTECT OUR PLANET	Achieve Carbon Neutrality for Direct Operations by 2040	Achieve carbon neutrality for our direct operations by 2040 and reduce absolute Scope 1 and 2 greenhouse gas emissions 25% by 2030, aligned with a well-below 2° Celsius science-based target.	In 2022, we reduced absolute Scope 1 and 2 greenhouse gas emissions by 1.7% compared with 2021 and 1.3% compared with our baseline year of 2020.
	Implement Strategic Water Management Plans	Implement strategic water management plans at prioritized manufacturing locations.* **Identify prioritized locations using a risk-based approach by the end of 2023.*	In 2022, we completed four risk and resilience assessments (representing 22% of Baxter's total water use) and performed eight wastewater compliance evaluations. We also continued infrastructure assessments for selected manufacturing sites and surveyed our manufacturing sites to collect critical data.** ***The survey did not include former Hillrom manufacturing sites.*
	Advance Sustainable Procurement	Integrate Baxter's sustainable procurement strategy across 90% of our supplier spend.* **As measured by supplier commitment to Baxter's Ethics & Compliance Standards and Baxter's completion of corporate responsibility audits within our supply base.*	In 2022, we confirmed commitment to Baxter's Ethics & Compliance Standards for 51% of our suppliers, by spend (through related affirmations made in the underlying supplier contracts). In addition, we laid the foundation to begin conducting corporate responsibility audits or supplier surveys for any suppliers we identify as high risk based on supplier risk profiles and supplier corporate responsibility survey scores.
	Implement Strategic Materials and Waste Management Plans	Implement prioritized waste mitigation opportunities* in Baxter's integrated supply chain, from procurement to distribution. **Identify prioritized waste generation sources by the end of 2024.*	In 2022, we assessed warehouse waste management practices and aligned legacy Hillrom facilities with our waste management metrics. We also continued to mitigate waste through process efficiency, waste reduction at the source, reuse, recovery, recycling and landfill diversion.
CHAMPION OUR PEOPLE AND COMMUNITIES	Invest in Underserved Communities Globally	Invest $275 million in underserved communities through strategic partnerships and product donations from Baxter and the Baxter International Foundation.	In 2022, Baxter and the Baxter International Foundation (the Foundation) invested $51 million in underserved communities through strategic partnerships and product donations. Since the beginning of 2021, we have invested nearly $103 million.
	Achieve Top Quartile Workplace Safety Performance	Achieve top quartile workplace safety performance annually in total recordable incident rate.* **Among global companies across industries as reported by the U.S. Bureau of Labor Statistics.*	In 2022, Baxter's total recordable incident rate ranked in the top quartile, achieving our goal for the year.** ***Compared with 2019 top quartile data, which was the most recent data available from the U.S. Bureau of Labor Statistics on January 1, 2022 (the beginning of the reporting period).*
	Increase Representation of Women and Ethnic Minorities in Leadership Roles	Through hiring, promotion and retention, aspire to increase representation of women in leadership roles globally to 40%.* **Assuming labor market conditions continue to support the goal. Leadership role is defined as director and above.*	As of Dec. 31, 2022, 35% of people in leadership roles at Baxter globally were women, down from 36% in 2021.
		Through hiring, promotion and retention, aspire to increase representation of ethnic minorities in leadership roles in the United States to 25%.* **Assuming labor market conditions continue to support the goal. Leadership role is defined as director and above.*	As of Dec. 31, 2022, 22% of people in leadership roles at Baxter in the United States were ethnic minorities, down from 24% in 2021.

Note: The baseline for these goals is 2020 and the target achievement year is 2030, unless stated otherwise.

Our 2030 Corporate Responsibility Goals support Baxter's top quartile goals, which include: Patient safety and Quality; Growth through innovation; Best place to work; Industry-leading performance

Baxter International 12

CORPORATE RESPONSIBILITY: RECOGNIZED FOR EXCELLENCE

Select 2022 Awards and Recognitions:


PROTECT OUR PLANET


EMPOWER OUR PATIENTS


CHAMPION OUR PEOPLE AND COMMUNITIES

Disability:IN
Best Place to Work for Disability Inclusion

CDP
Management in Climate and Water

EcoVadis
Gold Sustainability Rating

S&P Global
Dow Jones Sustainability Indices

FTSE Russell
FTSE4Good Index Series

Human Rights Campaign Foundation
Corporate Equality Index

JUST Capital
America's Most JUST Companies

Seramount
Inclusion Index and Global Inclusion Index, 100 Best Companies, Best Companies for Dads, Top Companies for Executive Women and Best Companies for Multicultural Women

Wall Street Journal
Management Top 250

3BL Media
100 Best Corporate Citizens

Planning to report against the Task Force on Climate-Related Disclosures (TCFD) framework starting later this year

*For more information on Baxter's efforts to benefit our communities, employees, and stakeholders, refer to our 2022 Corporate Responsibility Report and **Sustainability Accounting Standards Board (SASB) Index.***

Baxter

Baxter International | 13